UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  January 15, 2010

Aspyra, Inc.
(Exact Name of Registrant as Specified in Its Charter)

California	001-13268	95-3353465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 220
Westlake Village, CA 91361
(Address of Principal Executive Offices) (Zip Code)

(818) 880-6700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2010, Marina Varela was appointed the chief accounting officer and corporate secretary of Aspyra, Inc. (the “Company” or “Aspyra”). Ms. Varela, 37, has served as the Controller of Aspyra since May 2008 and was contracted by the Company as a SOX Consultant since November 2007; Ms. Varela was an audit manager/senior with BDO Seidman, LLP since 2000. BDO provides assurance, tax, financial advisory and consulting services to publicly traded and privately held companies. Ms. Varela received a B.S. in Accounting from California State University at Northridge. Ms. Varela is a decorated veteran of the United States Marine Corps with an Honorable Discharge from Active duty in 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 21, 2010	Aspyra, Inc.

/s/ Ademola Lawal
Ademola Lawal
Chief Executive Officer

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